                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 16-Oct-03

                       CIT Equipment Collateral 2003-EF1

    A Delaware              Commission File                 I.R.S. Employer
    Corporation             No. 0001240986                  No. 75-6688971

                          c/o CIT Financial USA, Inc.
                   1 CIT Drive, Livingston, New Jersey 07039
                        Telephone number: (973)740-5000

Item 5. Other

                       CIT Equipment Collateral 2003-EF1
                            Monthly Servicing Report

                                                                                        Determination Date:     10/16/03
                                                                                         Collection Period:     09/30/03
                                                                                              Payment Date:     10/20/03
I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

       a.   Scheduled Payments Received                                                                  $ 50,725,833.88
       b.   Liquidation Proceeds Allocated to Owner Trust                                                           0.00
       c.   Required Payoff Amounts of Prepaid Contracts                                                   21,742,208.54
       d.   Required Payoff Amounts of Purchased Contracts                                                    848,123.05
       e.   Proceeds of Clean-up Call                                                                               0.00
       f.   Investment Earnings on Collection Account and Note Distribution Account                                 0.00
                                                                                                         ---------------
                             Total Available Pledged Revenues =                                          $ 73,316,165.47

   B.  Determination of Available Funds

       a.   Total Available Pledged Revenues                                                             $ 73,316,165.47
       b.   Servicer Advances                                                                               5,205,239.32
       c.   Recoveries of  prior Servicer Advances                                                                  0.00
       d.   Withdrawal from Reserve Account                                                                         0.00
                                                                                                         ---------------
                             Total Available Funds =                                                     $ 78,521,404.79
                                                                                                         ===============


II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS


        1.   Servicing Fee                                                                                    965,820.56

        2.   Class A-1 Note Interest Distribution                                     217,469.62
             Class A-1 Note Principal Distribution                                 66,325,959.76
                        Aggregate Class A-1 distribution                                                   66,543,429.38

        3.   Class A-2 Note Interest Distribution                                     162,451.39
             Class A-2 Note Principal Distribution                                          0.00
                        Aggregate Class A-2 distribution                                                      162,451.39

        4.   Class A-3 Note Interest Distribution                                     255,336.33
             Class A-3 Note Principal Distribution                                          0.00
                        Aggregate Class A-3 distribution                                                      255,336.33

        5.   Class B Note Interest Distribution                                        34,588.54
             Class B Note Principal Distribution                                    2,005,676.54
                        Aggregate Class B distribution                                                      2,040,265.08

        6.   Class C Note Interest Distribution                                        65,534.37
             Class C Note Principal Distribution                                            0.00
                        Aggregate Class C distribution                                                         65,534.37

        7.   Class D Note Interest Distribution                                        88,350.00
             Class D Note Principal Distribution                                            0.00
                        Aggregate Class D distribution                                                         88,350.00

        8.   Payment due to the Class A-3 Swap Counterparty                                                   187,013.92

        9.   Deposit to the Reserve Account                                                                 5,170,377.75

        10.  Amounts Payable in connection with the Reserve Account                                                 0.00

        11.  To the holder of the equity certificate                                                        3,042,826.01
                                                                                                         ---------------
                                  Collection Account Distributions =                                       78,521,404.79
                                                                                                         ===============


    B.  RESERVE ACCOUNT DISTRIBUTIONS

        1.   Withdrawal from the Reserve Account                                                                    0.00

        2.   Interest to the Holdback Amount Designee                                                           3,604.89

        3.   Release of Excess from the Reserve Account                                                             0.00
                                                                                                         ---------------
                                   Reserve Account Distributions =                                              3,604.89
                                                                                                         ===============


                                                                                                         ---------------
    C. INCORRECT DEPOSITS                                                                                           0.00
                                                                                                         ===============


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

        -----------------------------------------------------------------------------------
                    Distribution                Class A-1        Class A-2       Class A-3
                       Amounts                    Notes            Notes           Notes
        -----------------------------------------------------------------------------------

        1.          Interest Due                 217,469.62      162,451.39      255,336.33
        2           Interest Paid                217,469.62      162,451.39      255,336.33
        3        Interest Shortfall                    0.00            0.00            0.00
                   ((1) minus (2))
        4           Principal Paid            66,325,959.76            0.00            0.00

        5      Total Distribution Amount      66,543,429.38      162,451.39      255,336.33
                   ((2) plus (4))



        ------------------------------------------------------------------------------------------------------
                    Distribution                 Class B         Class C          Class D        Total Offered
                       Amounts                    Notes           Notes            Notes             Notes
        ------------------------------------------------------------------------------------------------------

        1.          Interest Due                  34,588.54       65,534.37       88,350.00         823,730.25
        2           Interest Paid                 34,588.54       65,534.37       88,350.00         823,730.25
        3        Interest Shortfall                    0.00            0.00            0.00               0.00
                   ((1) minus (2))
        4           Principal Paid             2,005,676.54            0.00            0.00      68,331,636.30

        5      Total Distribution Amount       2,040,265.08       65,534.37       88,350.00      69,155,366.55
                   ((2) plus (4))



IV.   Information Regarding the Securities

      A    Summary of Balance Information

        --------------------------------------------------------------------------------------------------------------------
                                      Applicable     Principal Balance    Class Factor
                                        Coupon             Oct-03            Oct-03           Original
                      Class              Rate           Payment Date      Payment Date    Principal Balance     Class Factor
        --------------------------------------------------------------------------------------------------------------------
        a.       Class A-1 Notes        1.1388%        208,674,040.24        0.75881        275,000,000.00        1.00000
        b.       Class A-2 Notes        1.4900%        157,000,000.00        1.00000        157,000,000.00        1.00000
        c.       Class A-3 Notes        1.2800%        287,253,376.00        1.00000        287,253,376.00        1.00000
        d.        Class B Notes         2.2900%         19,744,323.46        0.90778         21,750,000.00        1.00000
        e.        Class C Notes         3.9800%         23,710,929.00        1.00000         23,710,929.00        1.00000
        f.        Class D Notes         4.9600%         25,650,000.00        1.00000         25,650,000.00        1.00000

        g.                   Total Offered Notes       722,032,668.70                       790,364,305.00



B       Other Information

        ------------------------------------------------------
                                               Scheduled
                                           Principal Balance
                                                Oct-03
                  Class                      Payment Date
        ------------------------------------------------------
             Class A-1 Notes                231,761,449.00



        ---------------------------------------------------------------------------------
                                                       Target                 Class
                                                  Principal Amount            Floor
                                   Class               Oct-03                 Oct-03
                  Class         Percentage          Payment Date           Payment Date
        ---------------------------------------------------------------------------------

                 Class A          97.06%            700,839,498.66
                 Class B           2.94%              2,005,676.54            0.00


V.  PRINCIPAL

    A. MONTHLY PRINCIPAL AMOUNT

         1.   Principal Balance of Notes and Equity Certificates                           790,364,305.00
              (End of Prior Collection Period)
         2.   Contract Pool Principal Balance (End of Collection Period)                   722,032,668.70
                                                                                           --------------
                            Total monthly principal amount                                 68,331,636.30


VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                                                     -----------------------------------------
                                                                                          Original                Oct-03
                                                                                            Pool               Payment Date
                                                                                     -----------------------------------------
         1.   a.  Contract Pool Principal Balance (active contracts)                      790,364,305.00        722,032,668.70
              b.  Positive Rent Due (active contracts)                                                            5,205,239.32
                                                                                     -----------------------------------------
              c.  Required Payoff Amount (active contracts)                               790,364,305.00        727,237,908.02

              d.  Required Payoff Amount (unliquidated defaults)                                                          0.00

                                                                                     -----------------------------------------
              e.  Total Required Payoff Amount                                            790,364,305.00        727,237,908.02
                                                                                     =========================================
         2.   No of Contracts                                                                      9,883                 9,681

         3    Weighted Average Remaining Term                                                       39.9                  38.4

         4    Weighted Average Original Term                                                        52.8



    B. DELINQUENCY INFORMATION

                                                       -------------------------------------------------------
                                                          % of                      No. Of       Required
                                                        Contracts     % of RPA     Accounts     Payoff Amount
                                                       -------------------------------------------------------
         1.   Current                                       98.55%       98.55%         9541    716,717,829.78
              31-60 days                                     1.23%        1.26%          119      9,141,722.24
              61-90 days                                     0.21%        0.18%           20      1,334,390.08
              91-120 days                                    0.01%        0.01%            1         43,965.92
              121-150 days                                   0.00%        0.00%            0              0.00
              151-180 days                                   0.00%        0.00%            0              0.00
              180+ days                                      0.00%        0.00%            0              0.00
                                                       -------------------------------------------------------
              Subtotal - Active Accounts                   100.00%      100.00%        9,681    727,237,908.02

              Remaining RPA - Unliquidated Defaults          0.00%        0.00%            0              0.00
                                                       -------------------------------------------------------
              Total Delinquency                            100.00%      100.00%        9,681    727,237,908.02
                                                       =======================================================
       2.     Delinquent Scheduled Payments:


              Beginning of Collection Period                                            0.00
              End of Collection Period                                          5,205,239.32
                                                                                ------------

                                  Change in Delinquent Scheduled Payments       5,205,239.32



    C. DEFAULTED CONTRACT INFORMATION

       1. Reported Loss Information

                                                                                     --------------------------------------
                                                                                       Current Period        Cumulative
                                                                                     --------------------------------------
                                                                                      Amount  % of ICPB  Amount   % of ICPB
                                                                                     --------------------------------------
              Defaulted Valuation Amount                                                 0.00     0.00%    0.00       0.00%
              Cash Collected on Defaulted Contracts                                      0.00     0.00%    0.00       0.00%
                                                                                     --------------------------------------
              Net Loss Amount                                                            0.00     0.00%    0.00       0.00%
                                                                                     ======================================

       2. Supplemental Information on Unliquidated Defaulted Contracts

              Required Payoff Amount at time of Default                                              0.00
              Initial Defaulted Valuation Amount                                                     0.00
              Cash Collected on Defaulted Contracts                                                  0.00
                                                                                               ----------
              Remaining Required Payoff Amount of Defaulted Contracts                                0.00
                                                                                               ==========
              Initial Valuation as a % of Required Payoff Amount at time of Default                 0.00%
              Remaining Balance % of Required Payoff Amount at time of Default                      0.00%

       3. Supplemental Information on Liquidated Contracts


                                                                                     --------------------------------------
                                                                                       Current Period        Cumulative
                                                                                     --------------------------------------
                                                                                      Amount  % of ICPB  Amount   % of ICPB
                                                                                     --------------------------------------
                                                                                     --------------------------------------
              Required Payoff Amount at time of Default                                  0.00     0.00%    0.00       0.00%
              Cash Collected on Liquidated Contracts                                     0.00     0.00%    0.00       0.00%
                                                                                     --------------------------------------
              Net Loss Amount on Liquidated Contracts                                    0.00     0.00%    0.00       0.00%
                                                                                     ======================================
              Loss Severity Percentage                                                  0.00%             0.00%
              Number of Contracts                                                           0                 0
              % of Original Contracts                                                   0.00%             0.00%

VII. INFORMATION REGARDING THE RESERVE ACCOUNT


     A. RESERVE ACCOUNT

           1.  Opening Reserve Account Balance                       23,710,929.00

           2.  Investment Earnings                                        3,604.89

           3.  Deposit from the Collection Account                    5,170,377.75

           4.  Withdrawls from the Reserve Account                            0.00

           5.  Interest payment to the Holdback Designee                 (3,604.89)

           6.  Release of Reserve Account Surplus                             0.00

           7.  Ending Reserve Account Balance                        28,881,306.75

           8.  Available amount                                      28,881,306.75

           9.  Required Reserve Account Amount                       28,881,306.75

           10. Reserve Account Surplus/ (Shortfall)                           0.00



VIII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

           1.  Opening Servicer Advance Balance                           0.00
           2.  Current Period Servicer Advance                    5,205,239.32
           3.  Recoveries of prior Servicer Advances                      0.00
                                                                  ------------
           4.  Ending Servicer Advance Balance                    5,205,239.32


     D.  OTHER RELATED INFORMATION

            1. Life to Date Prepayment (CPR)                            18.5%

            2. Life to Date Substitutions:

               a. Prepayments                                  0.00

               b. Defaults                                     0.00

          NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as
  Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 10/20/03

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                             CIT Financial USA, Inc.

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer